EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MediaREADY, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, V. Jeffrey Harrell, Chief Executive Officer, President and Principal Executive, Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge on the date of this certification:

(1)

The Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)

The information contained in the Report, fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ V. JEFFREY HARRELL
V. Jeffrey Harrell, Chief Executive Officer, President and Principal Executive, Financial and Accounting Officer

May 21, 2007